Income Taxes	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
INCOME TAXES

NOTE 11 – INCOME TAXES

For the years ended December 31, 2023 and 2022, the Company did not record a current or deferred income tax expense or benefit due to current and historical losses incurred by the Company. The Company’s losses before income taxes consist solely of losses from domestic operations.

A reconciliation of income tax expense (benefit) computed at the statutory federal income tax rate to income taxes as reflected in the financial statements is as follows:

	2023	2022
Income taxes at U.S. statutory rate	21%	21%
State income taxes	0.8	1.6
Tax Credits	0.5	1.0
Permanent Differences/Others	(1.9)	(10.5)
Change in valuation allowance	(20.5)	(13.1)
Total provision for income taxes	0%	0%

Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial statement and income tax purposes. The significant components of the Company’s deferred tax assets and liabilities as of December 31, 2023 and 2022 are comprised of the following:

	Years Ended December 31,
	2023	2022
Deferred tax assets
Net operating loss carryforwards	$18,555,428	$13,499,811
Tax credits carryforwards	796,320	430,468
Stock-based compensation	1,580,038	1,511,849
Lease liability	486,473	722,126
Section 174 Capitalization	2,207,611	1,547,343
Loss on impairment of debt	3,326,129	3,288,363
Other	92,704	114,973
Total deferred tax assets	27,044,703	21,114,933
Valuation allowance	(26,414,533)	(20,217,400)
Net deferred tax assets	630,170	897,533
Deferred tax liabilities
Right of use assets	(486,473)	(722,127)
Fixed assets	(143,697)	(175,406)
Total deferred tax liabilities	(630,170)	(897,533)
Net deferred taxes	$—	$—

The Company has evaluated the positive and negative evidence bearing upon its ability to realize its deferred tax assets, which are comprised primarily of net operating loss carryforwards and tax credits. Management has considered the Company’s history of cumulative net losses in the United States, estimated future taxable income and prudent and feasible tax planning strategies and has concluded that it is more likely than not that the Company will not realize the benefits of its U.S. federal and state deferred tax assets. Accordingly, a full valuation allowance has been established against these net deferred tax assets as of December 31, 2023 and 2022, respectively. The Company reevaluates the positive and negative evidence at each reporting period. The Company’s valuation allowance increased during 2023 by approximately $6.2 million primarily due to the generation of net operating loss and tax credit carryforwards and the capitalization of research and experimental expenditures. The Company’s valuation allowance increased during 2022 by approximately $3.5 million primarily due to the generation of net operating loss and tax credit carryforwards and the capitalization of research and experimental expenditures.

As of December 31, 2023 and 2022, the Company had U.S. federal net operating loss carryforwards of $75.2 million and $56.6 million, respectively, which may be available to offset future income tax liabilities. The 2017 Tax Cuts and Jobs Act (“ TCJA”) will generally allow losses incurred after 2017 to be carried over indefinitely, but will generally limit the net operating loss deduction to the lesser of the net operating loss carryover or 80% of a corporation’s taxable income (subject to Section 382 of the Internal Revenue Code of 1986, as amended). Also, there will be no carryback for losses incurred after 2017. Losses incurred prior to 2018 will generally be deductible to the extent of the lesser of a corporation’s net operating loss carryover or 100% of a corporation’s taxable income and be available for twenty years from the period the loss was generated. The Company has federal net operating losses generated following 2017 of $75.1 million, which do not expire. The federal net operating losses generated prior to 2018 of $0.1 million will expire at various dates through 2037. The CARES Act temporarily allows the Company to carryback net operating losses arising in 2018, 2019 and 2020 to the five prior tax years. In addition, net operating losses generated in these years could fully offset prior year taxable income without the 80% of the taxable income limitation under the TCJA which was enacted on December 22, 2017. The Company has been generating losses since its inception, as such the net operating loss carryback provision under the CARES Act is not applicable to the Company.

As of December 31, 2023 and 2022, the Company also had U.S. state net operating loss carryforwards (post-apportioned) of $28.2 million and $26.2 million, respectively, which may be available to offset future income tax liabilities and expire at various dates through 2042.

As of December 31, 2023, the Company had $0.1 million federal tax credit carryforwards available to reduce future tax liabilities which expire at various dates through 2042. As of December 31, 2022, the Company had $0.1 federal tax credit carryforwards. As of December 31, 2023 and 2022, the Company had state research and development tax credit carryforwards of approximately $0.4 million and $0.2 million, respectively, which may be available to reduce future tax liabilities and can be carried over indefinitely.

Utilization of the U.S. federal and state net operating loss and research and development credit carryforwards may be subject to a substantial annual limitation under Section 382 and Section 383 of the Internal Revenue Code of 1986, as amended, and corresponding provisions of state law, due to ownership changes that have occurred previously or that could occur in the future. These ownership changes may limit the amount of net operating loss and research and development credit carryforwards that can be utilized annually to offset future taxable income and tax liabilities, respectively. The Company has not completed a study to assess whether a change of ownership has occurred, or whether there have been multiple ownership changes since its formation. Any limitation may result in expiration of a portion of the net operating loss carryforwards or research and development tax credit carryforwards before utilization.

The Company has not, as of yet, conducted a study of research and development tax credit carryforwards. Such a study, once undertaken by the Company, may result in an adjustment to the research and development tax credit carryforwards; however, a full valuation allowance has been provided against the Company’s research and development tax credits and, if an adjustment is required, this adjustment would be offset by an adjustment to the valuation allowance. Thus, there would be no impact to the balance sheet or statement of operations if an adjustment is required.

The Company files tax returns in the United States, California, Virginia, and New York. The Company is subject to U.S. federal and state tax examinations by tax authorities for the tax years ended December 31, 2019 through present. As of December 31, 2023 and 2022, the Company has recorded no liability for unrecognized tax benefits, interest, or penalties related to federal and state income tax matters and there currently no pending tax examinations. The Company will recognize interest and penalties related to uncertain tax positions in income tax expense.